UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2014

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

As further described below, as part of the plan to reorganize the business operations of The GEO Group, Inc., a Florida corporation (the “Predecessor Registrant”), so that it could elect to qualify as a real estate investment trust (“REIT”) for federal income tax purposes beginning January 1, 2013, the Predecessor Registrant merged with and into its wholly owned subsidiary, The GEO Group REIT, Inc., a Florida corporation (the “Company”), on June 27, 2014, pursuant to an Agreement and Plan of Merger, dated as of March 21, 2014 (the “Merger Agreement”), with the Company as the surviving corporation (the “Merger”). At 4:10 p.m., Eastern Time, on June 27, 2014, the effective time of the Merger (the “Effective Time”), the Company was renamed “The GEO Group, Inc.” and commenced, directly or indirectly, conducting all of the business conducted by the Predecessor Registrant immediately prior to the Merger.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events required to be disclosed on Form 8-K with respect to the Predecessor Registrant prior to the Effective Time and the Company as of the Effective Time. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Common Stock (as defined below) of the Company, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Section 1	Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

Confirmation and Reaffirmation Agreement

On June 27, 2014, in connection with the Merger, the Company, the Predecessor Registrant, GEO Corrections Holdings, Inc., certain of the Predecessor Registrant’s domestic subsidiaries, as guarantors, and BNP Paribas entered into a Confirmation and Reaffirmation Agreement (the “Confirmation Agreement”) with respect to the Amended and Restated Credit Agreement, dated as of April 3, 2013, as amended, among the Predecessor Registrant and GEO Corrections Holdings, Inc., as Borrowers, BNP Paribas, as Administrative Agent, and the lenders who are, or may from time to time become, a party thereto (the “Credit Agreement”). Pursuant to the Confirmation Agreement, as of the Effective Time, the Company assumed all of the obligations of the Predecessor Registrant under the Credit Agreement and all related loan documents and other agreements and confirmed its grant of a security interest in the Company’s right, title and interest in the collateral, and the guarantors affirmed their guarantees under the Credit Agreement and all related loan documents and other agreements.

The foregoing description of the Confirmation Agreement is qualified in its entirety by reference to the Confirmation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Supplemental Indentures

On June 27, 2014, in connection with the Merger, the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into the following supplemental indentures (each a “Supplemental Indenture,” and collectively, the “Supplemental Indentures”):

•	Supplemental Indenture to the indenture dated as of February 10, 2011, with respect to the Predecessor Registrant’s 6.625% Senior Notes due 2021;

•	Supplemental Indenture to the indenture dated as of March 19, 2013, with respect to the Predecessor Registrant’s 5.125% Senior Notes due 2023; and

•	Supplemental Indenture to the indenture dated as of October 3, 2013, with respect to the Predecessor Registrant’s 5 7/8% Senior Notes due 2022.

Pursuant to the Supplemental Indentures, as of the Effective Time, the Company assumed all of the obligations of the Predecessor Registrant under the respective indentures and related senior notes.

The foregoing description of the Supplemental Indentures is qualified in its entirety by reference to the Supplemental Indentures, which are attached hereto as Exhibits 4.3, 4.4 and 4.5 and incorporated into this Item 1.01 by reference.

Section 2	Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, as of the Effective Time, the Predecessor Registrant was merged with and into the Company, with the Company as the surviving corporation. The Merger was consummated by the filing of articles of merger, effective as of June 27, 2014 (the “Articles of Merger”) with the Department of State of the State of Florida. A copy of the Articles of Merger is attached as Exhibit 3.2 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Merger, as of the Effective Time, the Company assumed by operation of law all of the prior debts, liabilities, obligations and duties of the Predecessor Registrant and such debts, liabilities, obligations and duties may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such debts, liabilities, obligations and duties. For more information concerning these debts, liabilities, obligations and duties, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and Current Reports on Form 8-K filed prior to the date hereof.

The information included under Item 1.01 of this Current Report on Form 8-K is also incorporated into this Item 2.03 by reference.

Section 3	Securities and Trading Markets

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As further described below in Item 3.03, as of the Effective Time, pursuant to the Merger Agreement, each outstanding share of common stock, par value $0.01 per share, of the Predecessor Registrant (the “GEO Common Stock”) automatically converted into the right to receive an equal number of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”). Similar to the shares of GEO Common Stock prior to the Merger, the shares of Common Stock will trade on the New York Stock Exchange (the “NYSE”) under the symbol “GEO” beginning on June 30, 2014.

Item 3.03.	Material Modification to Rights of Security Holders.

As described above, as of the Effective Time, pursuant to the Merger Agreement, each outstanding share of GEO Common Stock of the Predecessor Registrant automatically converted into the right to receive an equal number of shares of Common Stock of the Company. The issuance of the Common Stock was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4 (File No. 333-192209 ), which was declared effective by the SEC on April 3, 2014. The form of stock certificate for the Common Stock is set forth in Exhibit 4.2 hereto. The Common Stock is subject to certain share ownership and transfer restrictions as discussed below.

Holders of GEO Common Stock physical certificates will receive a letter of transmittal in the mail containing instructions for surrendering their certificates representing the GEO Common Stock from Computershare Inc. (the “Exchange Agent”). Holders of GEO Common Stock certificates who properly submit an executed letter of transmittal and surrender their certificates to the Exchange Agent will receive a certificate representing shares of Common Stock equal to the number of shares of GEO Common Stock reflected in the surrendered certificate. The surrendered certificate will thereafter be cancelled. Holders currently holding GEO Common Stock in uncertificated book-entry form will receive a notice of the completion of the Merger and their shares of Common Stock received in connection with the Merger will continue to exist in uncertificated form.

As a result of the Merger, as of the Effective Time, the rights of the shareholders of the Company are governed by the Company’s amended and restated articles of incorporation (the “Amended Articles”) and the Company’s amended and restated bylaws (the “Amended Bylaws”). To satisfy requirements under the Internal Revenue Code of 1986, as amended, that are applicable to REITs in general and otherwise to address concerns relating to capital stock ownership, the Amended Articles generally prohibit any shareholder from owning more than 9.8% of the outstanding shares of Common Stock or any other class or series of the Company’s capital stock. These limitations are subject to waiver or modification by the board of directors of the Company.

The foregoing description of the Common Stock is qualified in its entirety by the description of the Common Stock contained in the “Description of Capital Stock” attached hereto as Exhibit 4.1 and incorporated herein by reference. In addition, the foregoing description of the Common Stock is qualified in its entirety by reference to the Amended Articles and the Amended Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.3, respectively, and incorporated herein by reference.

The information included under the caption “Supplemental Indentures” under Item 1.01 of this Current Report on Form 8-K is also incorporated into this Item 3.03 by reference.

Section 5	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

The directors and executive officers of the Predecessor Registrant are also the directors and executive officers of the Company and remain so following the Merger, with each holding the same position or positions with the Company as with the Predecessor Registrant immediately prior to the Effective Time. The Company’s directors will be subject to re-election at the 2015 annual meeting of the shareholders of the Company. In addition, the standing committees (Audit and Finance, Compensation, Nominating and Corporate Governance, Executive, Corporate Planning, Operations and Oversight, Legal Steering and Independent) are the same standing committees of the Predecessor Registrant, and the membership of each committee remains unchanged.

Assumption of Employee Stock Plans and Awards

As a result of the Merger, as of the Effective Time, the Company assumed the Predecessor Registrant’s equity incentive related plans and related award agreements, including The GEO Group, Inc. 2006 Stock Incentive Plan, Non-Employee Director Stock Option Plan, 2014 Stock Incentive Plan, 2011 Employee Stock Purchase Plan and any equity compensation plans which the Predecessor Registrant assumed in connection with various merger and acquisition transactions, including but not limited to the Cornell Companies, Inc. Amended and Restated 2006 Incentive Plan (collectively, the “Plans,” and each a “Plan”). As of the Effective Time, all rights of participants to acquire shares of GEO Common Stock under any Plan were automatically converted into rights to acquire an equal number of shares of Common Stock in accordance with the terms of the Plans and the applicable award agreements.

The Predecessor Registrant maintained a number of benefit plans, compensation arrangements and policies for its directors, officers and employees. None of these plans, compensation arrangements or policies were affected by the Merger and the Company assumed any and all of Predecessor Registrant’s obligations under each of the plans, compensation arrangements and policies by operation of law in the Merger. Likewise, the employment agreements between Predecessor Registrant with each of Messrs. Zoley, Evans, Hurley and Bulfin were not affected by the Merger and shall continue in full force and effect in accordance with their terms. None of the Company’s directors, officers or employees received any additional or special compensation (either in the form of cash, deferred compensation or equity awards) as a result of the Merger.

For more information concerning the Plans, compensation arrangements, policies and employment agreements, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2013 (including the portions of the Predecessor Registrant’s Proxy Statement on Schedule 14A for the Predecessor Registrant’s 2014 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 21, 2014 that are incorporated by reference therein), Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and Current Reports on Form 8-K filed prior to the date hereof.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Amended Articles and Amended Bylaws were declared effective immediately preceding the Effective Time. As of the Effective Time, the Company’s Amended Articles and Amended Bylaws were amended, pursuant to the Articles of Merger, to change the Company’s name from “The GEO Group REIT, Inc.” to “The GEO Group, Inc.”

Amended Articles

The Amended Articles are substantially similar to the Predecessor Registrant’s amended and restated articles, with the principal differences being: (i) that the Amended Articles authorize 155,000,000 shares of capital stock, consisting of 125,000,000 shares of common stock, par value $0.01 per share, and 30,000,000 shares of preferred stock, par value $0.01 per share and the Predecessor Registrant’s amended and restated articles of incorporation authorized 120,000,000 shares of capital stock, consisting of 90,000,000 shares of common stock, par value $0.01 per share, and 30,000,000 shares of preferred stock, par value $0.01 per share; and (ii) the share ownership and transfer restrictions discussed above in Item 3.03. The share ownership and transfer restrictions are in place primarily to protect the Company against the risk of losing its REIT status.

Amended Bylaws

The Amended Bylaws are substantially similar to the Predecessor Registrant’s amended and restated bylaws.

The information included under Item 3.03 of this Current Report on Form 8-K regarding the Amended Articles and Amended Bylaws is also incorporated into this Item 5.03 by reference.

The Company’s Amended Articles, Articles of Merger, and Amended Bylaws are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of The GEO Group REIT, Inc., as filed with the Department of State of Florida effective as of June 27, 2014

3.2	Articles of Merger, effective as of June 27, 2014

3.3	Amended and Restated Bylaws of The GEO Group REIT, Inc., effective as of June 27, 2014

4.1	Description of Capital Stock

4.2	Form of Common Stock Certificate

4.3	Supplemental Indenture dated as of June 27, 2014, to Indenture dated as of February 10, 2011, with respect to the Predecessor Registrant’s 6.625% Senior Notes, between the Company and Wells Fargo Bank, National Association, as Trustee

4.4	Supplemental Indenture dated as of June 27, 2014, to Indenture dated as of March 19, 2013, with respect to the Predecessor Registrant’s 5.125% Senior Notes, between the Company and Wells Fargo Bank, National Association, as Trustee

4.5	Supplemental Indenture dated as of June 27, 2014, to Indenture dated as of October 3, 2013, with respect to the Predecessor Registrant’s 5 7/8% Senior Notes, between the Company and Wells Fargo Bank, National Association, as Trustee

10.1	Confirmation and Reaffirmation Agreement, dated as of June 27, 2014, among the Company, the Predecessor Registrant, GEO Corrections Holdings, Inc., certain of the Predecessor Registrant’s domestic subsidiaries, as guarantors, and BNP Paribas, relating to the Amended and Restated Credit Agreement, dated as of April 3, 2013, as amended, among The GEO Group, Inc. and GEO Corrections Holdings, Inc., as Borrowers, BNP Paribas, as Administrative Agent, and the lenders who are, or may from time to time become, a party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

June 30, 2014	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of The GEO Group REIT, Inc., as filed with the Department of State of Florida effective as of June 27, 2014

3.2	Articles of Merger, effective as of June 27, 2014

3.3	Amended and Restated Bylaws of The GEO Group REIT, Inc., effective as of June 27, 2014

4.1	Description of Capital Stock

4.2	Form of Common Stock Certificate

4.3	Supplemental Indenture dated as of June 27, 2014, to Indenture dated as of February 10, 2011, with respect to the Predecessor Registrant’s 6.625% Senior Notes, between the Company and Wells Fargo Bank, National Association, as Trustee

4.4	Supplemental Indenture dated as of June 27, 2014, to Indenture dated as of March 19, 2013, with respect to the Predecessor Registrant’s 5.125% Senior Notes, between the Company and Wells Fargo Bank, National Association, as Trustee

4.5	Supplemental Indenture dated as of June 27, 2014, to Indenture dated as of October 3, 2013, with respect to the Predecessor Registrant’s 5 7/8% Senior Notes, between the Company and Wells Fargo Bank, National Association, as Trustee

10.1	Confirmation and Reaffirmation Agreement, dated as of June 27, 2014, among the Company, the Predecessor Registrant, GEO Corrections Holdings, Inc., certain of the Predecessor Registrant’s domestic subsidiaries, as guarantors, and BNP Paribas, relating to the Amended and Restated Credit Agreement, dated as of April 3, 2013, as amended, among The GEO Group, Inc. and GEO Corrections Holdings, Inc., as Borrowers, BNP Paribas, as Administrative Agent, and the lenders who are, or may from time to time become, a party thereto